Additional Exhibit 99

             Certification pursuant to 18 U.S.C., Section 1350
   as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                ___________________________________________


     In connection with the Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lewis F. Mallory, Jr., the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Lewis F. Mallory, Jr.
                                              _______________________________
                                       Name:  Lewis F. Mallory, Jr.
                                       Title: Chairman of the Board and Chief
                                              Executive Officer
                                       Date:  May 8, 2003



A signed original of this written statement required by Section 906 has been provided to NBC Capital Corporation and will be retained by NBC Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99

              Certification pursuant to 18 U.S.C., Section 1350
     as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 ___________________________________________


     In connection with the Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of NBC Capital Corporation (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Haston, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3) the Report fully complies with the requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934, as amended;
        and

     4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Richard T. Haston
                                           _________________________________
                                    Name:  Richard T. Haston
                                    Title: Executive Vice President and Chief
                                           Financial Officer
                                    Date:  May 8, 2003


A signed original of this written statement required by Section 906 has been provided to NBC Capital Corporation and will be retained by NBC Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.